UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2021

Trinseo S.A.

(Exact name of registrant as specified in its charter)

Luxembourg	001-36473	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Chesterbrook Boulevard, Suite 300,

Berwyn, Pennsylvania 19312

(Address of principal executive offices, including zip code)

(610) 240-3200

(Telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value $0.01 per share	TSE	New York Stock Exchange

Item 1.01	Entry into a Material Definitive Agreement

On May 3, 2021, Trinseo Materials Operating S.C.A. and Trinseo Materials Finance, Inc. (together, the “Borrowers”), each an indirect wholly-owned subsidiary of Trinseo S.A. (the “Company”), entered into (a) an amendment to the existing credit agreement dated as of September 6, 2017 (as previously amended prior to the date hereof, the “Existing Credit Agreement”), by and among, inter alios, the Borrowers, the guarantors party thereto, the senior lenders party thereto, and Deutsche Bank AG New York Branch, as administrative agent (the “Administrative Agent”), pursuant to which the Borrowers borrowed a new tranche of term loans in an aggregate amount of $750.0 million (the “Incremental Term Loan Facility”), which matures on May 3, 2028, a portion of which has been used to finance a portion of the purchase price of the Company’s previously-announced acquisition of Arkema S.A.’s polymethyl methacrylates (PMMA) and activated methyl methacrylates (MMA) business, and (b) an amendment to the Existing Credit Agreement, pursuant to which the existing revolving credit facility has been refinanced with a new revolving credit facility in an aggregate amount of $375.0 million (the “Refinancing Revolver Facility”) which matures on the earlier of (i) May 3, 2026 and (ii) ninety-one days prior to the maturity date of the Borrowers’ existing senior secured term loan credit facility. The Incremental Term Loan Facility and the Refinancing Revolver Facility are evidenced by the 2021 Incremental Amendment (the “2021 Incremental Amendment”), dated May 3, 2021, by and among, inter alios, the Borrowers, the guarantors party thereto and the Administrative Agent, and the 2021 Revolver Amendment (the “2021 Revolver Amendment”), dated May 3, 2021, by and among, inter alios, the Borrowers, the guarantors party thereto and the Administrative Agent, respectively.

The foregoing description of the 2021 Incremental Amendment and the 2021 Revolver Amendment is qualified in its entirety by reference to the complete terms and conditions of the 2021 Incremental Amendment and the 2021 Revolver Amendment, a copy of each of which is filed herewith as Exhibit 10.1 and Exhibit 10.2, respectively, and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1	2021 Incremental Amendment to Credit Agreement dated September 6, 2017, among, inter alios, Trinseo Materials Operating S.C.A., Trinseo Materials Finance, Inc. and Deutsche Bank AG New York Brank, dated as of May 3, 2021.
10.2	2021 Revolver Amendment to Credit Agreement dated September 6, 2017, among, inter alios, Trinseo Materials Operating S.C.A., Trinseo Materials Finance, Inc. and Deutsche Bank AG New York Brank, dated as of May 3, 2021.
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trinseo S.A.

By:	/s/ Angelo N. Chaclas
Name: Angelo N. Chaclas
Title: Senior Vice President, Chief Legal Officer and Corporate Secretary

Date: May 5, 2021